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                                Exhibit 23.1
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1994, included in the Annual Report of CRIIMI MAE Inc. on Form 10-K for the year ended December 31, 1993, as amended, and to all references to our Firm included in or made a part of this registration statement.


                                    /s/ ARTHUR ANDERSEN & CO.


Washington, D.C.
June 23, 1994